EXHIBIT 10.2

FIFTH AGREEMENT TO AMEND THE RECAPITALIZATION SUPPORT AGREEMENT

THIS FIFTH AMENDMENT is made as of this 7th day of February, 2011.

WHEREAS, (a) Angiotech Pharmaceuticals, Inc. (“Angiotech”), (b) the entities listed in Schedule A (together with Angiotech, the “Companies” and each a “Company”), and (c) each of the other Consenting Noteholders party hereto, each Consenting Noteholder being a holder of and/or investment advisor or manager with investment discretion over Subordinated Notes, executed a Recapitalization Support Agreement dated as of October 29, 2010 concerning the principal aspects of a Recapitalization of the Companies (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the “Support Agreement”);

AND WHEREAS, pursuant to Section 16(n) of the Support Agreement, the Support Agreement may be modified, amended or supplemented as to any matter by an instrument in writing signed by the Companies and Consenting Noteholders that represent not less than a majority of the aggregate principal amount of Subordinated Notes;

AND WHEREAS, Consenting Noteholders representing not less than a majority of the aggregate principal amount of Subordinated Notes executed an Agreement to Amend the Recapitalization Support Agreement dated as of November 29, 2010 (the “First Amendment”);

AND WHEREAS, Consenting Noteholders representing not less than a majority of the aggregate principal amount of Subordinated Notes executed a Second Agreement to Amend the Recapitalization Support Agreement dated as of December 15, 2010 (the “Second Amendment”);

AND WHEREAS, Consenting Noteholders representing not less than a majority of the aggregate principal amount of Subordinated Notes executed a Third Agreement to Amend the Recapitalization Support Agreement dated as of January 11, 2011 (the “Third Amendment”);

AND WHEREAS, Consenting Noteholders representing not less than a majority of the aggregate principal amount of Subordinated Notes executed a Fourth Agreement to Amend the Recapitalization Support Agreement dated as of January 27, 2011 (the “Fourth Amendment”);

AND WHEREAS, the Companies and the Consenting Noteholders party to this fifth amendment (the “Fifth Amendment”) wish to further amend the Support Agreement in the manner set out in this Fifth Amendment;

AND WHEREAS, the Consenting Noteholders party to the Fifth Amendment collectively hold and/or exercise investment discretion over not less than a majority of the aggregate principal amount of outstanding Subordinated Notes;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and the Consenting Noteholders party hereto hereby agree as follows:

1.	Capitalized Terms

Capitalized Terms that are used but not otherwise defined herein shall have the meanings ascribed thereto in the Support Agreement.

2.	Consenting Noteholders Party to this Fifth Amendment

Each Consenting Noteholder party to this Fifth Amendment hereby represents and warrants, severally and not jointly, to each of the other parties to this Fifth Amendment (and acknowledges that each of the other parties to this Fifth Amendment is relying upon such representations and warranties) that as of the date hereof: (a) it either (i) is the sole legal and beneficial owner of the principal amount of Subordinated Notes disclosed to Goodmans as of such date, or (ii) has the investment and voting discretion with respect to the principal amount of Subordinated Notes disclosed to Goodmans as of such date; (b) it has the power and authority to bind the beneficial owner(s) of such Subordinated Notes to the terms of this Fifth Amendment; and (c) it has authorized and instructed Goodmans to advise Angiotech, in writing, of the aggregate amount of Subordinated Notes held by the Consenting Noteholders that are party to this Fifth Amendment.

3.	Amendments to the Support Agreement

The Support Agreement is hereby amended as follows:

(a)	the reference to “February 7, 2011” in Section 7(a)(ii.1) of the Support Agreement is hereby deleted and replaced with “February 10, 2011”;

(b)	the reference to “February 15, 2011” in Section 7(a)(ii.2) of the Support Agreement is hereby deleted and replaced with “February 17, 2011”;

(c)	the reference to “February 7, 2011” in Section 10(a)(iii.1) of the Support Agreement is hereby deleted and replaced with “February 10, 2011”; and

(d)	the reference to “February 15, 2011” in Section 10(a)(iii.4) of the Support Agreement is hereby deleted and replaced with “February 17, 2011”.

4.	Support Agreement to apply in full force and effect

Except as expressly modified by the terms of this Fifth Amendment, the terms and conditions of the Support Agreement shall continue to apply in full force and effect, unamended.

5.	Miscellaneous

(a)	This Fifth Amendment may be modified, amended or supplemented as to any matter by an instrument in writing signed by the Companies and Consenting Noteholders that represent not less than a majority of the aggregate principal amount of Subordinated Notes.

(b)	This Fifth Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein,

without regard to principles of conflicts of law. Each of the parties to this Fifth Amendment submits to the jurisdiction of the courts of the Province of Ontario in any action or proceeding arising out of or relating to this Fifth Amendment.

(c)	This Fifth Amendment may be signed in counterparts, each of which, when taken together, shall be deemed an original. Execution of this Fifth Amendment is effective if a signature is delivered by facsimile transmission or electronic (e.g., pdf) transmission.

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This Fifth Amendment has been agreed and accepted on the date first written above.

ANGIOTECH PHARMACEUTICALS, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: Chief Financial Officer

AFMEDICA, INC.;

AMERICAN MEDICAL INSTRUMENTS HOLDINGS, INC.;

ANGIOTECH AMERICA, INC.;

ANGIOTECH BIOCOATINGS CORP.;

ANGIOTECH DELAWARE, INC.;

ANGIOTECH FLORIDA HOLDINGS, INC.;

ANGIOTECH PHARMACEUTICALS (US), INC.;

B.G. SULZLE, INC.;

MANAN MEDICAL PRODUCTS, INC.;

MEDICAL DEVICE TECHNOLOGIES, INC.;

NEUCOLL, INC.;

QUILL MEDICAL, INC.;

SURGICAL SPECIALTIES CORPORATION;

SURGICAL SPECIALTIES PUERTO RICO, INC.; and

SURGICAL SPECIALTIES UK HOLDINGS LIMITED

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

ANGIOTECH INTERNATIONAL HOLDINGS CORP.; and

0741693 B.C. LTD.

By:	/s/ Jay Dent
Name: Jay Dent
Title: President